SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Home City Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

HOME CITY FINANCIAL CORPORATION
2454 North Limestone Street
Springfield, Ohio 45503
(937) 390-0470

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2004 Annual Meeting of Shareholders of Home City Financial Corporation (“HCFC”) will be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 28, 2004, at 3:00 p.m., local time (the “Annual Meeting”), for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

1.	To elect six directors of HCFC for terms expiring in 2005; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of HCFC of record at the close of business on March 4, 2004, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors

/s/ J. William Stapleton J. William Stapleton
Chief Executive Officer
and Chief Operating Officer
Springfield, Ohio March 15, 2004

PROXY STATEMENT
PROXIES
VOTE REQUIRED
VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDITORS
AUDIT COMMITTEE REPORT
PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

HOME CITY FINANCIAL CORPORATION
2454 North Limestone Street
Springfield, Ohio 45503
(937) 390-0470

PROXY STATEMENT

PROXIES

     The enclosed proxy (the “Proxy”) is being solicited by the Board of Directors of Home City Financial Corporation, an Ohio corporation (“HCFC”), for use at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 28, 2004, at 3:00 p.m., local time (the “Annual Meeting”). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy that is received by HCFC before the Proxy is exercised or by giving notice of revocation to HCFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

FOR the reelection of Glenn W. Collier, John D. Conroy, James Foreman, Terry A. Hoppes, J. William Stapleton and Douglas L. Ulery as directors of HCFC for terms expiring in 2005.

     The cost of soliciting Proxies will be borne by HCFC. Proxies may be solicited by the directors, officers and other employees of HCFC and Home City Federal Savings Bank of Springfield (“Home City”), the wholly owned subsidiary of HCFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

     Only shareholders of record as of the close of business on March 4, 2004 (the “Voting Record Date”), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. HCFC’s records disclose that, as of the Voting Record Date, there were 824,316 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of HCFC on or about March 26, 2004.

VOTE REQUIRED

Quorum

     A majority of the votes eligible to be cast at the Annual Meeting must be present in person or by proxy to establish a quorum. Abstentions will be counted as present for purposes of establishing a quorum.

Election of Directors

     Under Ohio law and HCFC’s Regulations, the six nominees receiving the greatest number of votes will be elected as directors. Each shareholder is entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the six nominees. Shareholders may not cumulate votes in the election of directors.

VOTING SECURITIES AND OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to HCFC to own beneficially more than five percent (5%) of the outstanding common shares of HCFC as of March 4, 2004:

	Amount and Nature of		Percent of
Name and Address	Beneficial Ownership		Shares Outstanding
First Bankers Trust, N.A., Trustee Home City Financial Corporation Employee Stock Ownership Plan 1201 Broadway Quincy, IL 62301	87,873	(1)	10.66%
Douglas L. Ulery 2454 North Limestone Street Springfield, OH 45503	49,387	(2)	5.99%
John D. Conroy 2454 North Limestone Street Springfield, OH 45503	43,337	(3)	5.26%

(1)	First Bankers Trust, N.A., holds such shares as the trustee of the Home City Financial Corporation Employee Stock Ownership Plan (the “ESOP”). The trustee has voting power with respect to the 35,959 shares not yet allocated to participants’ accounts and limited dispositive power with respect to all of the shares of the ESOP.

(2)	Includes 34,435 shares held by Mr. Ulery’s spouse, with respect to which Mr. Ulery shares voting and dispositive power, and 12,952 shares allocated to Mr. Ulery’s ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.

(3)	Includes 9,522 shares held by Mr. Conroy’s spouse, with respect to which Mr. Conroy shares voting and dispositive power, and 12,318 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

     The following table sets forth certain information with respect to the number of common shares of HCFC beneficially owned by each director and executive officer of HCFC and by all directors and executive officers of HCFC as a group at March 4, 2004:

	Amount and Nature of		Percent of
Name and Address (1)	Beneficial Ownership (2)		Shares Outstanding
Glenn W. Collier	14,632	(3)	1.77%
John D. Conroy	43,337	(4)	5.26
James Foreman	27,519	(5)	3.34
Terry A. Hoppes	31,409	(6)	3.81
J. William Stapleton	5,000	(7)	0.60
Douglas L. Ulery	49,387	(8)	5.99
Jo Ann Holdeman	19,871	(9)	2.37
Don E. Lynam	7,085	(10)	0.86
Charles A. Mihal	17,163	(11)	2.07
All directors and executive officers as a group (9 persons)	203,085		23.98

(1)	Each of the persons listed on this table may be contacted at the address of HCFC.

(2)	The beneficial owner has sole voting and dispositive power unless otherwise indicated. Although all of the shares held in the Home City Financial Corporation Recognition and Retention Plan Trust (the “RRP”) are deemed to be held by each of Messrs. Conroy and Collier as Trustees of the RRP, the shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

(3)	Includes 1,314 shares that may be acquired upon the exercise of an option and 12,318 shares held by the RRP, with respect to which Mr. Collier shares voting power as a Trustee.

(4)	Includes 9,522 shares held by Mr. Conroy’s spouse, with respect to which Mr. Conroy shares voting and dispositive power, and 12,318 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

(5)	Includes 9,522 shares held by Mr. Foreman’s spouse, with respect to which Mr. Foreman shares voting and dispositive power.

(6)	Includes 8,678 shares held by Mr. Hoppes’ spouse, with respect to which Mr. Hoppes shares voting and dispositive power.

(7)	Includes 5,000 shares that may be acquired within the next 60 days upon the exercise of an option.

(8)	Includes 34,435 shares held by Mr. Ulery’s spouse, with respect to which Mr. Ulery shares voting and dispositive power, and 12,952 shares allocated to Mr. Ulery’s ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.

(9)	Includes 13,142 shares that may be acquired upon the exercise of an option and 4,936 shares allocated to Ms. Holdeman’s ESOP account, with respect to which Ms. Holdeman has voting but not dispositive power.

(10)	Includes 100 shares held by Mr. Lynam jointly with his spouse and 3,585 shares allocated to Mr. Lynam’s ESOP account, with respect to which Mr. Lynam has voting but not dispositive power.

(11)	Includes 3,142 shares that may be acquired upon the exercise of an option and 4,021 shares allocated to Mr. Mihal’s ESOP account, with respect to which Mr. Mihal has voting but not dispositive power.

ELECTION OF DIRECTORS

     The Regulations provide for a Board of Directors consisting of five persons, but permit the Board the increase the number of directors. Following last year’s annual meeting, the Board increased the number of directors to six and appointed Mr. Stapleton to fill the newly created seat. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nominee to the Secretary of HCFC by the sixtieth day before the later of (i) the February 15th immediately following the annual meeting or (ii) the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written notice of a proposed nominee shall set forth the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the numbers of shares of HCFC owned beneficially and/or of record by the nominee and the length of time such shares have been so owned.

     The Nominating Committee will consider nominees for directors of HCFC recommended by a shareholder who submits the person’s name and qualifications in writing. The Nominating Committee has no specific minimum qualifications for a recommended candidate, and the committee does not consider shareholder-recommended candidates differently from others. The Nominating Committee considers:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Relationships in the communities in which HCFC does business;

•	Ability and willingness to commit adequate time to Board and committee responsibilities;

•	The individual’s skills and experiences and how they fit with those of other directors and potential directors and satisfy the needs of HCFC; and

•	Whether the potential nominees are shareholders of HCFC.

     The Nominating Committee makes its recommendation to the Board of Directors, and nominees are selected by vote of all of the directors of the Board of Directors.

     The Board of Directors proposes the election of the following persons to serve until the Annual Meeting of Shareholders in 2005 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

			Director of	Director of
Name	Age (1)	Position(s) Held	Home City Since	HCFC Since
Glenn W. Collier	63	Director	2000	2000
John D. Conroy	53	Director, Chairman of the Board	1988	1996
James Foreman	64	Director	1995	1996
Terry A. Hoppes	55	Director	1994	1996
J. William Stapleton	51	Director, CEO and COO	2003	2003
Douglas L. Ulery	57	Director and President	1993	1996

(1)	As of March 4, 2004.

     If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for the substitute recommended by the Board of Directors.

     Mr. Collier has been a partner with the law firm of Martin, Browne, Hull & Harper since 1975. Mr. Collier is also a director of the Springfield Clark County Chamber of Commerce, the Community Improvement Corporation of Springfield and Clark County and the Springfield Country Club.

     Mr. Conroy has been the owner and President of Conroy Funeral Home, Inc., in Springfield, Ohio, since 1971. Mr. Conroy is a licensed funeral director and embalmer. From January 1995 to March 1996, Mr. Conroy was the Secretary of Home City.

     Mr. Foreman has been the President, Chief Executive Officer and owner of Foreman-Blair Pontiac, Buick, GMC, Springfield, Ohio, and the President and owner of SKDP Insurance Agency since 1971. Mr. Foreman is a member of the Board of Directors of the Springfield Chamber of Commerce. Mr. Foreman served as Vice President of Home City from January 1995 to March 1996.

     Mr. Hoppes is a professional engineer and surveyor and has been the owner and the President of Hoppes Engineering and Surveying Company since 1977 and the President of Hoppes Builders and Development Company since 1981. From January 1995 to March 1996, Mr. Hoppes was the Treasurer of Home City.

     Mr. Stapleton has been the Chief Executive Officer and Chief Operating Officer of HCFC and Home City since March 2003. Prior to joining HCFC and Home City, Mr. Stapleton was Executive Vice President and Director of Security National Bank and Trust Company since 1997 and, prior to 2001, Executive Vice President and Director of Security Banc Corporation. Mr. Stapleton is also a director of Miami Mutual Insurance Company and a director of Mercy Surgery Center. He serves as a member of the Finance Committee for Mercy Health Partners, is a member of the Audit Committee for Ohio Masonic Homes and serves on various committees for the Springfield Foundation.

     Mr. Ulery has been the President of Home City since 1992 and served as Chief Executive Officer of Home City from 1992 until 2003. From December 2000 until November 2003, Mr. Ulery was also the President and a director of Home City Insurance Agency, Inc. (“HCIA”), a wholly owned subsidiary of HCFC that has been dissolved. From 1985 until joining Home City, Mr. Ulery was the Vice President of Regional Banking Office Operations with Society Corporation. Mr. Ulery is also a director of Intrieve, Incorporated, a data processing company which provides services to Home City.

Meetings of Directors

     The Board of Directors of HCFC met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 2003. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

     Each director of HCFC is also a director of Home City. The Board of Directors of Home City met 12 times during the fiscal year ended December 31, 2003. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

Committees of Directors

     The Board of Directors of HCFC has an Audit Committee, a Nominating Committee, an ESOP Committee, a Stock Option Committee and an RRP Committee. The Board of Directors of HCFC does not have a compensation committee.

     Nominating Committee. The Board of Directors of HCFC established a Nominating Committee in February 2004. The Nominating Committee’s purpose is to identify and recommend individuals to the Board of Directors for nomination as members of the Board and its committees and review the independence and other board memberships of directors. The committee consists of Messrs. Collier, Conroy, Foreman and Hoppes, all of whom are independent under the listing standards of Nasdaq. A copy of the Nominating Committee Charter is available on HCFC’s website at www.homecityfederal.com.

     Audit Committee. The Audit Committee oversees the accounting and financial reporting process of HCFC and audits of HCFC’s financial statements. As part of its duties, the Audit Committee engages the independent auditors of HCFC and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Conroy, Foreman and Hoppes. The Board has determined that each of the members of the Audit Committee is “independent” under applicable Nasdaq rules. The Audit Committee of HCFC met four times during the fiscal year ended December 31, 2003. For a more detailed description of the duties of the Audit Committee, see “AUDIT COMMITTEE REPORT.”

     ESOP Committee. The ESOP Committee administers the ESOP and presently consists of Messrs. Conroy, Hoppes, Stapleton and Ulery. The ESOP Committee met once during the fiscal year ended December 31, 2003.

     Stock Option Committee. The Stock Option Committee is responsible for administering the Home City Financial Corporation 1997 Stock Option and Incentive Plan (the “Stock Option Plan”), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Collier, Foreman, Hoppes and Stapleton. The Stock Option Committee met once during the fiscal year ended December 31, 2003.

     RRP Committee. The RRP Committee administers the Home City Financial Corporation RRP. Such committee consists of Messrs. Collier, Conroy, Hoppes and Stapleton. The RRP Committee met once during the fiscal year ended December 31, 2003.

Executive Officers

     In addition to Mr. Ulery, the President of HCFC and Home City and Mr. Stapleton, the CEO and COO of HCFC and Home City, the following persons are executive officers of both HCFC and Home City and hold the designated positions:

Name	Age (1)	Position(s) Held
Jo Ann Holdeman	47	Executive Vice President and Secretary of HCFC and Home City
Charles A. Mihal	65	Treasurer and Chief Financial Officer of HCFC and Home City
Don E. Lynam	50	Executive Vice President of HCFC and Home City

(1)	As of March 4, 2004.

     Ms. Holdeman has been employed by Home City since 1986. Ms. Holdeman served as Assistant Vice President and Assistant Secretary of Home City from 1992 to 1996, as Vice President and Secretary of Home City and Secretary of HCFC from 1996 until January 2001, as Senior Vice President and Secretary of both HCFC and Home City from 2001 until January 2004; as Interim Managing Officer from December 2002 until March 2003; and as Executive Vice President since January 2004.

     Mr. Mihal has been employed by Home City since January 1997 and also served as Treasurer of HCIA from December 2000 until November 2003. From 1993 to December 1996, Mr. Mihal served as Vice President and Controller of First National Bank of Pennsylvania. From 1990 to 1993, Mr. Mihal was Vice President and Controller of Bank One, Akron, N.A.

     Mr. Lynam has been employed by Home City since December 1997. In January 2001, he was promoted from Senior Vice President to Executive Vice President of Home City and HCFC. From June 1975 to December 1997, Mr. Lynam was employed by Key Bank, serving most recently as a Vice President in commercial lending.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors’ Compensation

     Each director of Home City receives a retainer fee of $1,250 per month for service as a director of Home City. In addition, the Chairman of the Board of Directors receives an additional fee of $150 per month. No fees are paid for service as a director of HCFC.

     Four of Home City’s directors participate in a deferred compensation plan whereby payment of part or all of their directors’ fees is deferred. Home City records the deferred fees as expenses and in a liability account. Interest is periodically credited on each account. Each director is fully vested in his account, and the balance is payable upon termination of directorship prior to death or retirement. Home City has provided for the contingent liability created by the deferred compensation plan by purchasing a single-premium universal life insurance policy on each director. Upon retirement or death, a director or his estate will receive the benefits payable pursuant to the policy on his life.

Executive Officers’ Compensation

     The following table presents certain information regarding the cash compensation received by J. William Stapleton, the Chief Executive Officer and Chief Operating Officer of HCFC and Home City, and Douglas L. Ulery, the President of HCFC and Home City, for services rendered during the fiscal years shown. Each of Mr. Ulery and Mr. Stapleton received the compensation included in the following table from Home City and received no compensation from HCFC. No other executive officer of Home City or HCFC received salary and bonus compensation exceeding $100,000 during the periods shown.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal		Salary		Bonus	Restricted Stock	Securities Underlying	All Other
Position	Year	($)		($)	Awards ($)	Options/SARs (#)	Compensation (1)
J. William Stapleton	2003	$101,796	(2)	$-0-	$5,000 (3)	25,000	$-0-
Chief Executive
Officer and Chief
Operating Officer
Douglas L. Ulery	2003	115,620	(4)	-0-	—	—	-0-
President	2002	141,500	(5)	15,000	—	—	22,244	(6)
	2001	141,500	(5)	25,000	—	—	25,250	(7)

(1)	Allocations to ESOP accounts for 2003 have not yet been determined.

(2)	Mr. Stapleton did not serve as CEO for the entire year. Includes directors’ fees of $11,250 paid by Home City. Does not include amounts attributable to other miscellaneous benefits. The cost to Home City of providing such benefits to Mr. Stapleton was less than 10% of his cash compensation.

(Footnotes continued on next page)

(3)	On April 30, 2003, Mr. Stapleton was awarded 5,000 common shares pursuant to the RRP. Mr. Stapleton paid no consideration for such shares. Such shares will be earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning April 30, 2004, assuming continued employment with, or service on the Board of Directors of, Home City. On April 30, 2003, the market price of the shares awarded to Mr. Stapleton, determined by reference to the last trade price for HCFC’s shares on the Nasdaq SmallCap Market (“Nasdaq”) on such date, was $13.00 per share, and the aggregate market value of such shares was $65,000. At December 31, 2003, the market price of a HCFC share was $17.25, based on the last trade price reported by Nasdaq, and the aggregate market value of the shares awarded to Mr. Stapleton was $86,250. In addition, dividends and other distributions on such shares and earnings thereon will be distributed to Mr. Stapleton according to the vesting schedule.

(4)	Includes directors’ fees of $15,000 paid by Home City and $47,682 of disability insurance payments. Does not include amounts attributable to other miscellaneous benefits. The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.

(5)	Includes directors’ fees of $15,000 paid by Home City.

(6)	Consists of a contribution of $6,367 to Mr. Ulery’s 401(k) defined contribution plan account and the $15,877 value of the allocation to Mr. Ulery’s ESOP account as of December 31, 2002.

(7)	Consists of a contribution of $5,941 to Mr. Ulery’s 401(k) defined contribution plan account and the $19,309 value of the allocation to Mr. Ulery’s ESOP account as of December 31, 2001.

Employment Agreements

     Home City has entered into employment agreements with each of Mr. Ulery and Mr. Stapleton. Mr. Ulery’s employment agreement was effective April 18, 2002, and has a two-year term. Mr. Stapleton’s employment agreement was effective March 28, 2003, and has a two-year term that is automatically extended each month for another month. The employment agreements provide for a salary and performance review by the Board of Directors not less often than annually, as well as inclusion of both employees in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The employment agreements also provide for vacation and sick leave.

     The employment agreements are terminable by Home City at any time. In the event of termination by Home City for “just cause,” as defined in the employment agreements, the employees will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home City other than for just cause, at the end of the term of each employment agreement or in connection with a “change of control,” as defined in the employment agreement, the employee will be entitled to a continuation of salary payments for a period of time equal to the term of the employment agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the employment agreement or (2) the date the employee becomes employed full-time by another employer.

     The employment agreements also contain provisions with respect to the occurrence within six months before or at any time after a “change of control” of (1) the termination by Home City of the employee’s employment for any reason other than just cause, retirement or termination at the end of the term of the employment agreement, (2) certain changes in the capacity or circumstances in which the employee is employed or (3) a material reduction in the employee’s responsibilities, authority, compensation or other benefits provided under the employment agreement without his written consent. In the event of Home City’s termination of the employee’s employment during such period of time and during the term of the employment agreement, the employee will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the employment agreement or the amount of annual salary payable to the employee as a result of any annual salary review. If the employee terminates his employment within six months prior to or one year after a change of control due to certain material changes in the circumstances of his employment or a material reduction in his responsibilities or authority, the employee will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the employment agreement or the amount of annual salary payable to the employee as a result of any annual salary review. If the employee’s employment is so terminated either by him or by Home City, the employee will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the employment agreement or the date on which he is included in another employer’s benefit plans as a full-time employee. The maximum payment that the employee may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), or exceed limitations imposed by the Office of Thrift Supervision. “Control,” as defined in the employment agreement, generally refers to the acquisition by any person or entity of the power to vote or ownership of 10% or more of the voting stock of Home City or HCFC, the control of the election of a majority of Home City’s or HCFC’s directors or the exercise of a controlling influence over the management or policies of Home City or HCFC.

Stock Option Plan

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the Stock Option Plan. The Board of Directors of HCFC reserved 95,220 common shares for issuance by HCFC upon the exercise of options to be granted as determined by the Stock Option Committee to certain directors, officers and employees of HCFC and Home City from time to time under the Stock Option Plan. Due to a return of capital paid in June 1998, according to the terms of the stock option plan, the number of shares reserved for the Stock Option Plan was increased to 131,422. One-fifth of each option becomes exercisable each of the five years after the date of the award.

     The following table sets forth information regarding the number and value of unexercised options held by Mr. Ulery and Mr. Stapleton at December 31, 2003:

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
			Number of Securities Underlying	Value of Unexercised In-the-
	Shares		Unexercised Options/SARs at	Money Options/SARs at
	Acquired on	Value	12/31/2003	12/31/2003 ($)(1)
Name	Exercise (#)	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
Douglas L. Ulery	-0-	N/A	32,855/-0-	$182,345/-0-
J. William Stapleton	-0-	N/A	-0-/25,000	-0-/101,875

(1)	An option is “in-the-money” if the fair market value of the underlying stock exceeds the exercise of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price, which for Mr. Ulery is $11.70 per share and for Mr. Stapleton is $13.175 per share, and the fair market value of HCFC’s common shares on December 31, 2003, which was $17.25 per share, based on the mean between the bid price and the asked price reported by The Nasdaq Stock Market.

     The following table sets forth information regarding all stock option grants to Mr. Stapleton during the year ended December 31, 2003:

Option/SAR Grants in Last Fiscal Year
Percent of Total
	Number of Securities	Options/SARs Granted
	Underlying	to Employees	Exercise or
Name	Options/SARs Granted (#)	in Fiscal Year	Base Price ($/sh)	Expiration Date
J. William Stapleton	25,000 (1)	89.3%	$13.175	04/30/13

(1)	The options granted will become exercisable in five equal annual installments beginning April 30, 2004.

Recognition and Retention Plan and Trust

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the RRP. One-fifth of the number of shares awarded to an individual becomes earned and non-forfeitable on each of the first five anniversaries of the date of such award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of HCFC or Home City, except that in the event of the death or disability of a participant, the participant’s shares will be deemed to be earned and non-forfeitable.

Certain Transactions with Home City

     Home City has extended loans to certain of its and HCFC’s directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, HCFC’s directors and executive officers and persons holding more than ten percent of the common shares of HCFC are required to report their ownership of common shares and changes in such ownership to the SEC and HCFC. The SEC has established specific due dates for such reports. Based upon a review of such reports, HCFC must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. HCFC has determined that no failure to file such reports timely occurred during fiscal year 2003.

AUDITORS

     On November 14, 2002, HCFC dismissed Dixon, Francis, Davis & Company (“DFD”) as its independent certified public accountants retained to audit HCFC’s financial statements and retained BKD. The dismissal of DFD and the retention of BKD were approved by the Audit Committee and the full Board of Directors of HCFC.

     The Board of Directors’ decision to engage BKD was based on the breadth of experience of BKD serving public companies and the service that BKD can provide to HCFC. DFD’s reports on the consolidated financial statements of HCFC for the two years ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the 2000 and 2001 fiscal years and the interim period through September 30, 2002, there were no disagreements between HCFC and DFD on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

     The Audit Committee of the Board of Directors’ has engaged BKD as HCFC’s auditors for the current fiscal year. Management expects that a representative of BKD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

     The following table presents fees paid by the Company to DFD and BKD for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by DFD and BKD during those periods.

	Year ended	Year ended
Type of fees	December 31, 2003	December 31, 2002
Audit fees (1)	$60,600	$99,346
Audit related fees (2)	5,785	9,310
Tax fees (3)	6,595	—
All other fees (4)	6,805	2,714

(1)	Consists of fees for professional services for the audit of HCFC’s annual financial statements and review of financial statements included in HCFC’s Forms 10-QSB, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)	Consists of fees for consultation concerning financial accounting and reporting standards related to the performance of the audit or review of HCFC’s financial statements.

(3)	Consists of fees for professional services with respect to tax compliance and tax planning.

(4)	Consists of fees for organizational assessment in 2003 and design of accounting systems in 2002.

     The Audit Committee of HCFC pre-approves all services to be performed by its independent auditor for HCFC, and during 2003, all services provided by BKD for HCFC were approved in advance by HCFC’s Audit Committee.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of HCFC is comprised of three directors, all of whom are considered “independent” under Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Audit Committee is responsible for overseeing the Company’s accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit HCFC’s financial statements. The Board of Directors and the Audit Committee have adopted a Charter to set forth the Audit Committee’s responsibilities (the “Charter”), a copy of which is attached hereto as Exhibit A.

     As required by the Charter, the Audit Committee received and reviewed the report of BKD regarding the results of its audit, as well as the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed and discussed the audited financial statements with the management of HCFC. A representative of BKD also discussed with the Audit Committee the independence of BKD from HCFC, as well as the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee determined that the provision by BKD of services to HCFC other than audit related services was compatible with maintaining BKD’s independence. Discussions between the Audit Committee and the representative of BKD included the following:

•	BKD’s responsibilities in accordance with generally accepted auditing standards

•	The initial selection of, and whether there were any changes in, significant accounting policies or their application

•	Management’s judgments and accounting estimates

•	Whether there were any significant audit adjustments

•	Whether there were any disagreements with management

•	Whether there was any consultation with other accountants

•	Whether there were any major issues discussed with management prior to BKD’s retention

•	Whether BKD encountered any difficulties in performing the audit

•	BKD’s judgments about the quality of HCFC’s accounting principles

•	BKD’s responsibilities for information prepared by management that is included in documents containing audited financial statements

     Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee recommended to the Board of Directors that HCFC’s financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003, to be filed with the SEC.

Submitted by:

John D. Conroy
James Foreman
Terry A. Hoppes

PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 2005 Annual Meeting of Shareholders of HCFC should be sent to HCFC by certified mail and must be received by HCFC by November 25, 2004. In addition, if a shareholder intends to present a proposal at the 2005 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 8, 2005, then the proxies designated by the Board of Directors of HCFC for the 2005 Annual Meeting of Shareholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

     Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

     The Board of Directors expects all directors to make every effort to attend meetings of the shareholders of HCFC. All written communications addressed to an individual director at the address of HCFC or one of the offices of a subsidiary of HCFC will be forwarded directly to the director. All written communications addressed to the Board of Directors at the address of HCFC or one of the offices of a subsidiary of HCFC will be presented to the full Board of Directors at a meeting of the Board of Directors.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

By Order of the Board of Directors

Springfield, Ohio
March 15, 2004	/s/ J. William Stapleton J. William Stapleton
Chief Executive Officer
and Chief Operating Officer

EXHIBIT A

HOME CITY FINANCIAL CORPORATION
AMENDED AUDIT COMMITTEE CHARTER
February 23, 2004

I. Purpose

     The purpose of the Audit Committee shall be to oversee the Corporation’s accounting and financial reporting process, the Corporation’s systems of internal accounting and financial controls and the annual independent audit of the Corporation’s financial statements, and the Committee shall serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control systems. In so doing, the Committee will maintain free and open means of communication among the directors, the independent auditors, the internal auditors and the Corporation’s financial management.

II. Composition

     The Committee shall be comprised of three or more directors, as determined by the Board at least annually, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be “independent” and satisfy the experience and ability requirements of the applicable rules of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market, Inc. (“Nasdaq”). Committee members may enhance their familiarity with internal controls, accounting, financial reporting, auditing, legal compliance and ethics by participating in educational programs offered either internally, through external seminars or by outside consultants.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board in April or until their successors shall be duly elected and qualified. The members of the Committee may designate a chair by majority vote of the full Committee membership.

III. Meetings

     The Committee is to meet at least quarterly at approximately the time of the earnings news release and prior to submission of the Securities and Exchange Commission (“SEC”) Forms 10-QSB/10-KSB and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be set by the Committee chair. The Committee is to meet in separate executive sessions with management and the independent auditors at least once each year and at other times when considered appropriate to discuss any matters that the Committee believes should be discussed privately. Members will strive to be present at all meetings. As necessary or desirable, the Committee may request that members of management and representatives of the independent accountants be present at Committee meetings.

IV. Responsibilities

To fulfill its responsibilities and duties, the Committee shall:

A. Review and update this Charter periodically as conditions dictate, but at least annually.

B. Select, retain and, when appropriate, terminate the independent auditor of the Corporation, set the independent auditor’s compensation and otherwise oversee the independent auditor of the Corporation as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These powers shall rest solely with the Committee.

C. Pre-approve all audit services and all permitted non-audit services to be performed by the independent auditor as set forth in Section 10A(i) of the Exchange Act. The Committee may establish policies and procedures for the engagement of the independent auditor or any other accounting firm to provide non-audit related services.

D. Review and discuss with management the Corporation’s annual financial statements and any annual financial reports submitted to any governmental body or the public, and the independent auditor’s opinions rendered with respect to such financial statements.

E. Communicate to the independent auditor that the auditor is ultimately accountable to the Committee.

F. Ensure that the independent auditor submits to the Committee periodically a written statement of all relationships between the independent auditor and the Corporation, consistent with Independence Standards Board Standard 1, and engage in active dialog with the independent auditor about all significant relationships the auditor has with the Corporation to determine the auditor’s independence.

G. Review the performance of the independent auditor and consult with the independent auditor outside of the presence of management about internal controls and the effectiveness thereof and the completeness and accuracy of the Corporation’s financial statements. The Committee’s review should include the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent auditor of the factors considered by the independent auditor in determining the audit’s scope. The independent auditor should confirm that no limitations have been placed on the scope or nature of the audit. The Committee should recommend to the Board whether the audited financial statements should be contained in the Corporation’s Annual Report on Form 10-KSB to be filed with the SEC.

H. Following completion of the audit, review separately with each of management and the independent auditor any difficulties of disagreements encountered during the course of the audit, such as restrictions on scope of work or access to required information, as well as any improvements that could be made in the audit or internal control procedures.

I. Receive communications, if any, from the independent auditor with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the SEC and discuss such communications with management of the Corporation. The chair of the Committee may represent the entire Committee for purposes of the receipt of communications and discussion with management.

J. Prepare a report to be included in the Proxy Statement for the Corporation’s annual meeting of shareholders, as required by the regulations of the SEC. The name of each Committee member must appear below the report.

K. Establish, as required by Section 10A(m)(4) of the Exchange Act, procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

L. As the Committee deems necessary, engage and determine funding for independent legal counsel and other advisors for the Committee and determine and obtain from the Corporation funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, all as required by Section 10A(m)(5) of the Exchange Act.

M. Maintain minutes of each meeting of the Committee and submit the minutes to, or otherwise report to and discuss the matters from each Committee meeting with, the Board.

N. Investigate any matter brought to its attention within the scope of its duties and perform any other activities consistent with this Charter, the Corporation’s Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

REVOCABLE PROXY — HOME CITY FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

The undersigned shareholder of Home City Financial Corporation (“HCFC”) hereby constitutes and appoints Jo Ann Holdeman and Don E. Lynam, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 28, 2004, at 3:00 p.m., local time (the “Annual Meeting”), all of the shares of HCFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, which are described in the accompanying Proxy Statement:

1.	The election of six directors for the term expiring in 2005:

☐	FOR all nominees listed below (except as marked to the contrary below):	☐	WITHHOLD authority to vote for all nominees listed below:

Glenn W. Collier	John D. Conroy	James Foreman
Terry A. Hoppes	J. William Stapleton	Douglas L. Ulery

(INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee’s name on the line provided below.)

2.	In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Important: Please sign and date this proxy on the reverse side.

[HOME CITY LOGO]	HOME CITY FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION.

Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.

DETACH PROXY CARD HERE

This Revocable Proxy will be voted as directed by the undersigned shareholder. If this Proxy is executed and returned but no direction is given, this Revocable Proxy will be voted FOR proposal 1.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of HCFC and of the accompanying Proxy Statement is hereby acknowledged.

Date	Signature

Date	Signature

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.